UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2004

Date of Report (Date of earliest event reported)

VARCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13309	76-0252850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 W. Sam Houston Parkway South,

Suite 1700

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(281) 953-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 10, 2004, Varco International, Inc. filed a Premerger Notification and Report Form with the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission relating to its proposed merger with National-Oilwell, Inc., pursuant to the terms of the Agreement and Plan of Merger dated as of August 11, 2004.

Pursuant to Securities and Exchange Commission Release No. 33-8216, the Varco International, Inc. is furnishing this information under Items 7.01 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARCO INTERNATIONAL, INC.

Date: September 13, 2004	By:	/s/ Clay C. Williams
Clay C. Williams
Vice President and Chief Financial Officer

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